Note 11 Non trading financial assets at fair value through profit or loss mandatorily measured at fair value (Details) - EUR (€) € in Millions		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Non trading financial assets at fair value through profit or loss mandatorily measured at fair value [Line Items]
Equity instruments mandatorily measured at fair value through profit or loss	[1]	€ 5,303	€ 4,133	€ 4,327
Debt securities mandatorily measured at fair value through profit or loss		128	356	110
Loans and advances to customers mandatorily measured at fair value through profit or loss		655	709	1,120
Total non trading financial assets at fair value through profit or loss mandatorily measured at fair value		€ 6,086	€ 5,198	€ 5,557

[1]	(*) The variation in 2021 is mainly due to increased exposure to investment funds in Mexican insurance companies, as a result of increases in the volume of products and the evolution of investment activity in fintech companies.